Capital provision assets - Comprised in Direct and Indirect assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Capital provision assets.
Capital provision-direct assets	$ 3,620,687	$ 3,104,408	$ 2,629,148
Capital provision-indirect assets	114,869	12,855	85,166
Total capital provision assets	3,735,556	3,117,263	2,714,314
Unrealized fair value at end of period	$ 1,689,407	$ 1,523,178	$ 1,478,885